SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 24, 2004

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement

Effective November 19, 2004, Merrill Lynch & Co., Inc. (“Merrill Lynch”) amended outstanding stock appreciation rights granted in January 2004 to Merrill Lynch employees and executives under its Long-Term Incentive Compensation Plan for Managers and Producers and its Long-Term Incentive Compensation Plan. The amendment converted the stock appreciation rights to stock options to preserve the original income tax treatment at the time employees were awarded such grants. The amendment did not involve a repricing; it did not change the exercise price ($59.85), the vesting, exercisability, term, or the economic value of the instruments and will have no effect on how they are accounted for by the corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

	By:	/s/ Richard Alsop
Richard Alsop Vice President

Date: November 24, 2004

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